Exhibit 99.1

NEWS RELEASE CONTACTS: Rex P. Doyle, Chief Executive Officer 281-419-3742 / rdoyle@1epic.com Mike Kinney, Chief Financial Officer 281-419-3742 / mkinney@1epic.com

EPiC ENERGY RESOURCES ANNOUNCES
FOURTH QUARTER RESULTS

March 26, 2009 — Houston, TX — EPiC Energy Resources, Inc. (OTCBB: EPCC) (“EPiC”) a provider of engineering, management consulting, training and data management services to the energy industry, today announced its financial and operating results for the three and twelve months ended December 31, 2008.

Since its inception, EPiC has grown through three accretive acquisitions. In August 2007, EPiC acquired The Carnrite Group, LLC (“Carnrite”), a management consulting company focused on providing strategic and operational consulting services to the broad energy industry.  In December 2007, EPiC acquired Pearl Investment Company (“Pearl”), a diversified engineering and energy services company. In February 2008, EPiC acquired Epic Integrated Solutions, LLC (“EIS”), a global training company.

“Despite the challenging economic environment, EPiC has achieved record annual revenues, an expanded international base, and the implementation of a new enterprise system. EPiC has achieved these major milestones while aggressively managing costs, leaving us better positioned to weather the economic downturn and emerge stronger when our industry and the economy improves” said Rex Doyle Chief Executive Officer of Epic.

Fourth Quarter 2008 Financial Results:

•	Revenues were $16.8 million for the fourth quarter of 2008, a 147% increase compared to the $6.8 million for the same period of 2007.

o	Consulting fee revenue was $8.4 million for the fourth quarter of 2008 a 24% increase as compared to $6.8 million for the same period of 2007.

o	Reimbursed materials revenue was $8.4 million for the fourth quarter of 2008 as compared to no revenue for the same period of 2007.

•	Loss From Operations was $13.8 million for the fourth quarter of 2008, a 712% increase compared to a $1.7 million loss for the same period of 2007.

•
EBITDA was a $5.5 million loss for the fourth quarter of 2008, a 686% increase compared to a $.7 million loss for the same period of 2007.  EBITDA is a non-GAAP measure and is defined and reconciled to net income later in this press release.

•
During the fourth quarter of 2008, EPiC had a net loss of $18.2 million, or $0.42 per weighted average common shares outstanding, a 810% increase compared to a net loss of $2.0 million, or $0.05 per share in the fourth quarter of 2007. Net loss in the quarter was negatively impacted by stock compensation expense, bad debt write off, impairment charge to long-lived assets, amortization of intangible assets, and a loss on the write down of an asset held for sale.  Excluding total non-cash expenses and other one-time expenses of $15.4 million, the fourth quarter 2008 net loss would have been $2.8 million or $0.06 per diluted share.

Full Year 2008 Financial Results:

•	Revenues were $72.2 million for 2008, a 749% increase compared to the $8.5 million for 2007.

o	Consulting fee revenue was $39.6 million for 2008 a 366% increase as compared to $8.5 million for 2007.

o	Reimbursed materials revenue was $32.6 million for 2008 as compared to no revenue for 2007.

•	Loss From Operations was $15.3 million for the year, a 1,175% increase compared to a $1.2 million loss for 2007.

•	EBITDA was a $4.6 million loss for 2008, a 207% increase compared to a $1.5 million loss for 2007. EBITDA is a non-GAAP measure and is defined and reconciled to net income later in this press release.

•
During 2008, EPiC had a net loss of $26.6 million, or $0.62 per weighted average common shares outstanding, a 505% increase compared to a net loss of $4.4 million, or $0.11 per share in 2007. Net loss for the year was negatively impacted by stock compensation expense, bad debt write off, impairment charge to long-lived assets, amortization of intangible assets, and a loss on the write down of an asset held for sale.  Excluding total non-cash expenses and other one-time expenses of $23.5 million, the 2008 net loss would have been $3.1 million or $0.07 per diluted share.

•	Cash flow from operations increased by $4.5 million in 2008, which allowed us to generate cash on hand of $4.8 million at the end of the year.

As of February 26, 2009, Epic’s potential backlog for consulting services to be performed in the future was approximately $43.5 million. This compares with a combined backlog of approximately $28.3 million as of September 30, 2008.

Conference Call

EPiC will host a conference call to discuss its fourth quarter 2008 results on Thursday, March 26th, at 10:00 a.m. Eastern Time (9:00 a.m. Central). To access the call, please dial (866) 281-6502 at least 10 minutes prior to the start time. A telephonic replay of the conference call will be available on our website at www.1epic.com as well. For more information, please contact Mike Kinney at (281)863-9635 or email at mkinney@1epic.com.

About EPiC

EPiC Energy Resources is a Houston based integrated energy services company.  EPiC provides consulting, engineering, construction management, operations, maintenance, specialized training and data management services focused primarily on the upstream and midstream energy infrastructure.  Services are provided through Pearl, a diversified engineering and energy services company; Carnrite, a management consulting company focused on providing strategic and operational consulting services to the broad energy industry; and EIS, a global training and data management services company.  EPiC is headquartered at 1450 Lake Robbins Drive, Suite 160, The Woodlands, Texas 77380. Office - 281-419-3742, www.1epic.com.

Forward Looking Statements

Certain statements included in this release constitute forward-looking statements.  These forward-looking statements are based on management’s belief and assumptions derived from currently available information.  Although EPiC Energy Resources (“EPiC”) believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to be correct. Actual results could differ materially from forward-looking statements expressed or implied herein as a result of a variety of factors including, but not limited to: a decline in the price of, or demand for, oil and gas, demand for EPiC’s services, loss or unavailability of key personnel, inability to recruit or retain personnel, competition for customers and contracts, various potential losses associated with fixed-price contracts,  general economic conditions; and other financial, operational and legal risks and uncertainties detailed from time to time in EPiC’s SEC filings.  EPiC does not undertake any obligation to publicly update forward looking statements contained herein to reflect subsequent events or circumstances.

(1)
This earnings release contains references to the non-GAAP financial measure of earnings (net income) before interest, taxes, depreciation and amortization, or “EBITDA.”  EBITDA should not be considered in isolation or as a substitute for operating income, net income or loss, cash flows provided by operating, investing and financing activities, or other income or cash flow statement data prepared in accordance with GAAP.  However, Epic believes EBITDA is a useful supplemental financial measure used by its management and directors and by external users of its financial statements, such as investors, to assess:

•	The financial performance of its assets without regard to financing methods, capital structure or historical cost basis;

•	The ability of its assets to generate cash sufficient to pay interest on our indebtedness; and

•	Its operating performance and return on invested capital as compared to those of other companies in the well servicing industry, without regard to financing methods and capital structure.

EBITDA has limitations as an analytical tool and should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP. EBITDA excludes some, but not all, items that affect net income and operating income, and these measures may vary among other companies. Limitations to using EBITDA as an analytical tool include:

•	EBITDA does not reflect its current or future requirements for capital expenditures or capital commitments;

•	EBITDA does not reflect changes in, or cash requirements necessary to service interest or principal payments on, its debt;

•	EBITDA does not reflect income taxes;

•
Although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and

•	Other companies in its industry may calculate EBITDA differently than Epic does, limiting its usefulness as a comparative measure.

The following table presents a reconciliation of net income to EBITDA, which is the most comparable GAAP performance measure, for each of the periods indicated:

	Three months		Twelve months
	Ended December 31,		Ended December 31,
	2008	2007	2008	2007
Reconciliation of Net Income to EBITDA:	(Unaudited)		(Unaudited)

Net Loss	$(18,204)	$(2,050)	$(26,572)	$(4,383)

Income taxes	1	20	10	20

Depreciation and Amortization	6,174	117	8,147	126

Loss on write down of assets	584	-	1,063	-

Impairment of Intangibles	1,505	828	1,505	2,167

Other Expense	4,417	306	11,240	597

EBITDA	$(5,523)	$(779)	$(4,607)	$(1,473)

-Financials to Follow-

EPIC ENERGY RESOURCES INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share data)

	December 31,
ASSETS	2008	2007
Current Assets
Cash and cash equivalents	$4,785	$3,483
Restricted cash	-	3,400
Accounts receivable:
Billed, net of allowance of $6,570 and $636, respectively	10,690	11,335
Unbilled	388	3,447
Prepaid expenses and other current assets	2,027	949
Total Current Assets	17,890	22,614

Property and equipment, net	5,136	6,006
Assets held for sale:
Proved oil and gas properties (full cost method) and other oil and gas assets held for sale, net of accumulated impairments and depletion of $9,257 and $5,260, respectively	1,332	5,248
Other mineral reserves	783	783
Other assets held for sale	3,875	4,591
Other assets	45	209
Debt issuance costs, net of accumulated amortization of $481 and $28, respectively	1,548	1,690
Goodwill	18,837	32,624
Other intangible assets, net	12,666	985

Total Assets	$62,112	$74,750

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts payable	$5,404	$4,066
Bank overdrafts	-	3,442
Accrued liabilities	3,762	2,658
Deferred revenue	2,684	-
Customer deposits	4,505	1,358
Current liabilities associated with assets held for sale	4,072	291
Current portion of long term debt	7,815	3,208
Total Current Liabilities	28,242	15,023

Long-term liabilities associated with assets held for sale	-	2,993
Long-term debt	10,321	11,069
Deferred tax liability	1,775	-

Total Liabilities	40,338	29,085
STOCKHOLDERS' EQUITY
Preferred stock, no par value: 10,000,000 authorized, zero shares issued and outstanding	-	-
Common stock, no par value: 100,000,000 authorized, 43,495,160 and 42,948,921 shares issued and outstanding, respectively	41,783	40,699
Additional paid-in capital	15,014	13,417
Accumulated deficit	(35,023)	(8,451)

Total Stockholders’ Equity	21,774	45,665
Total Liabilities and Stockholders’ Equity	$62,112	$74,750

See accompanying notes to consolidated financial statements.

EPIC ENERGY RESOURCES INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except share data and per share data)

	Years ended December 31,
	2008	2007
REVENUES
Consulting fees	$39,605	$8,461
Reimbursed expenses	32,595	-
Total Revenues	72,200	8,461

OPERATING EXPENSES
Reimbursed expenses	29,508	2,104
Compensation and benefits	26,204	2,152
General and administrative	12,971	3,858
Professional and subcontracted services	7,421	1,128
Occupancy, communication and other	1,436	319
Depreciation and amortization	8,147	117
Impairment charges	1,835	-
Total Operating Expenses	87,522	9,678

Loss from Operations	(15,322)	(1,217)

OTHER INCOME (EXPENSE)
Interest and other income (expense), net	(309)	13
Interest expense	(6,207)	(348)
Total Other Expense, net	(6,516)	(335)

Loss from continuing operations before taxes	(21,838)	(1,552)
Income tax expense	10	20

LOSS FROM CONTINUING OPERATIONS	(21,848)	(1,572)
DISCONTINUED OPERATIONS:
Loss from operations of oil and gas segment	(4,724)	(2,811)

NET LOSS	$(26,572)	$(4,383)

LOSS PER COMMON SHARE - Basic and Diluted	$(0.62)	$(0.11)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING - Basic and Diluted	43,014,409	38,946,918

See accompanying notes to consolidated financial statements.

EPIC ENERGY RESOURCES INC.
CONSOLIDATED STATEMENTS OF STOCKHOLDERS’ EQUITY
(In thousands, except share data)

	Common Stock		Additional Paid-In	Accumulated
	Shares	Amount	Capital	Deficit	Total

BALANCE, December 31, 2006	53,441,601	$9,823	$331	$(4,068)	$6,086

Amortization of shares issued for compensation	-	185	-	-	185
Amortization of stock options and stock bonuses	-	77	-	-	77
Shares retired by officers and other	(23,230,655)	(24)	-	-	(24)
Shares issued for services	43,500	127	1	-	128
Shares issued for cash to private investors	564,500	523	-	-	523
Shares issued for the acquisition of Carnrite	4,914,400	16,217	-	-	16,217
Shares issued for the acquisition of Pearl	1,786,240	5,627	-	-	5,627
Sale of stock and warrants via private placement	5,429,335	8,144	-	-	8,144
Warrants issued with debentures	-	-	13,085	-	13,085
Net loss	-	-	-	(4,383)	(4,383)

BALANCE, December 31, 2007	42,948,921	$40,699	$13,417	$(8,451)	$45,665

Shares issued for the acquisition of EIS	333,333	1,050	-	-	1,050

Shares issued for services	146,239	34	-	-	34
Issuance of vested shares	66,667	-	-	-	-
Amortization of stock options and stock bonuses	-	-	1,287	-	1,287
Warrants issued for debentures	-	-	310	-	310
Net loss	-	-	-	(26,572)	(26,572)

BALANCE, December 31, 2008	43,495,160	$41,783	$15,014	$(35,023)	$21,774

See accompanying notes to consolidated financial statements.

EPIC ENERGY RESOURCES, INC
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)

	Years Ended December 31,
	2008	2007
OPERATING ACTIVITIES:
Net loss	$(26,572)	$(4,383)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation, depletion and amortization	8,184	117
Allowance for doubtful accounts	5,934	-
Amortization of debt discount and debt issuance costs	3,691	235
Stock based compensation expense	1,321	365
Lease operating expenses	434	-
Loss on sale / disposal of property and equipment	749	-
Impairment charges	5,796	2,167
Accretion expense	9	9
Imputed interest on acquisition	-	115
Changes in operating assets and liabilities:
Accounts receivable, billed and unbilled	(2,613)	1,134
Prepaid expenses and other current assets	(1,073)	109
Other non-current assets	163	(5)
Accounts payable	1,265	(2,276)
Accrued liabilities	1,364	(1,617)
Deferred revenue	2,684	-
Customer deposits	3,147	1,358
Net cash provided by (used in) operating activities	4,483	(2,672)

CASH FLOWS FROM INVESTING ACTIVITIES:
Use (funding) of restricted cash	2,492	(3,400)
Purchases of property and equipment	(1,396)	(302)
Proceeds from sale of property and equipment	665	-
Acquisition of EIS, net of cash received	(232)	-
Acquisition of Carnrite, net of cash received	-	49
Acquisition of Pearl, net of cash received	-	(20,372)
Investment in joint venture	-	(23)
Net cash provided by (used in) investing activities	1,529	(24,048)

CASH FLOWS FROM FINANCING ACTIVITIES:
Bank overdrafts	(3,442)	3,442
Payments on debt	(1,268)	(2,162)
Proceeds from debt	-	21,385
Debt issuance costs	-	(1,719)
Net proceeds from issuance of common stock	-	8,667
Net cash provided by (used in) financing activities	(4,710)	29,613
Net increase in cash and cash equivalents	1,302	2,893
Cash and cash equivalents, beginning of year	3,483	590
Cash and cash equivalents, end of year	$4,785	$3,483

SUPPLEMENTAL CASH FLOW DISCLOSURES:
Cash paid for interest	$2,159	$6

NON-CASH INVESTING AND FINANCING ACTIVITIES:
Note payable used to purchase property and equipment	$488	$-
Stock issued for acquisition of EIS	$1,050	$-
Note payable used to purchase oil and gas properties	$-	$194
Stock issued for acquisition of Pearl	$-	$5,627
Stock issued for acquisition of Carnrite	$-	$16,218

See accompanying notes to consolidated financial statements.

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